UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23598

Western Asset Diversified Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

George P. Hoyt

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2021

WESTERN ASSET

DIVERSIFIED INCOME FUND (WDI)

The Fund will not mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you invest through a financial intermediary and you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that financial intermediary. If you are a direct shareholder with the Fund, you can call the Fund at 1-888-888-0151, or write to the Fund by regular mail at P.O. Box 505000, Louisville, KY 40233 or by overnight delivery to Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation.

The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. It is anticipated that the Fund will dissolve on or about June 24, 2033, unless an Eligible Tender Offer is conducted and certain other conditions are satisfied, as described in this report.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Diversified Income Fund for the period since the Fund’s commencement of operations on June 25, 2021 through June 30, 2021. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 30, 2021

II	Western Asset Diversified Income Fund

Performance review

For the period from its commencement of operations on June 25, 2021, Western Asset Diversified Income Fund returned -0.10% based on its net asset value (“NAV”)i and 0.05% based on its New York Stock Exchange (“NYSE”) market price per share.

The performance table shows the Fund’s total return since its commencement of operations based on its NAV and market price as of June 30, 2021. Past performance is no guarantee of future results.

Performance Snapshot as of June 30, 2021 (unaudited)
Price Per Share	Total Return* Since Commencement of Operations**
$19.98 (NAV)	-0.10	%†
$20.01 (Market Price)	0.05	%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

** The Fund commenced operations on June 25, 2021.

Looking for additional information?

The Fund is traded under the symbol “WDI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XWDIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Western Asset Diversified Income Fund	III

Performance review (cont’d)

Thank you for your investment in Western Asset Diversified Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 30, 2021

RISKS: The Fund is newly organized, with a limited history of operations. The Fund is a diversified limited term closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common shares are traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. The Fund’s investments are subject to a number of risks, such as credit risk, inflation risk and interest rate risk. Fixed income securities involve interest rate, credit, inflation, and reinvestment risks, and possible loss of principal. As interest rates rise, the value of fixed income securities falls. The Fund may invest in lower-rated high-yield bonds (commonly known as “junk bonds”), which are subject to greater liquidity risk and credit risk (risk of default) than higher-rated obligations. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund may invest in securities backed by subprime mortgages which involve a higher degree of risk and chance of loss. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may also invest in money market funds, including funds affiliated with the Fund’s manager and subadvisers.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses, or taxes. Please note that an investor cannot invest directly in an index.

IV	Western Asset Diversified Income Fund

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

Western Asset Diversified Income Fund	V

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2021 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of Fund’s investments is subject to change at any time.

Western Asset Diversified Income Fund 2021 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2021

Western Asset Diversified Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 21.5%
Communication Services — 1.4%
Media — 1.4%
Clear Channel Outdoor Holdings Inc., Senior Notes	7.500%	6/1/29	$3,000,000	$3,109,760	(a)
DISH DBS Corp., Senior Notes	5.125%	6/1/29	4,000,000	3,954,720	(a)
Liberty Interactive LLC, Senior Notes	8.500%	7/15/29	6,000,000	6,861,359
Total Communication Services				13,925,839
Consumer Discretionary — 5.8%
Automobiles — 0.8%
PM General Purchaser LLC, Senior Secured Notes	9.500%	10/1/28	8,000,000	8,443,680	(a)
Distributors — 0.1%
American News Co. LLC, Secured Notes (8.500% Cash or 10.000% PIK)	8.500%	9/1/26	446,396	501,758	(a)(b)
Diversified Consumer Services — 1.2%
StoneMor Inc., Senior Secured Notes	8.500%	5/15/29	12,000,000	12,150,000	(a)
Hotels, Restaurants & Leisure — 1.3%
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Senior Secured Notes	10.500%	2/15/23	4,000,000	4,187,200	(a)
Full House Resorts Inc., Senior Secured Notes	8.250%	2/15/28	5,000,000	5,467,975	(a)
Viking Ocean Cruises Ship VII Ltd., Senior Secured Notes	5.625%	2/15/29	3,000,000	3,037,785	(a)
Total Hotels, Restaurants & Leisure				12,692,960
Multiline Retail — 0.3%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	3,330,000	3,324,059
Specialty Retail — 2.1%
Bed Bath & Beyond Inc., Senior Notes	5.165%	8/1/44	3,000,000	2,791,653
Magic Mergeco Inc., Senior Notes	7.875%	5/1/29	10,000,000	10,325,000	(a)
NMG Holding Co. Inc./Neiman Marcus Group LLC, Senior Secured Notes	7.125%	4/1/26	3,000,000	3,206,250	(a)
Party City Holdings Inc., Senior Secured Notes (6 mo. USD LIBOR + 5.000%)	5.750%	7/15/25	5,000,000	4,756,250	(c)
Total Specialty Retail				21,079,153
Total Consumer Discretionary				58,191,610
Consumer Staples — 0.4%
Beverages — 0.4%
Triton Water Holdings Inc., Senior Notes	6.250%	4/1/29	4,000,000	4,015,460	(a)

See Notes to Financial Statements.

2	Western Asset Diversified Income Fund 2021 Semi-Annual Report

Western Asset Diversified Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Energy — 2.4%
Oil, Gas & Consumable Fuels — 2.4%
Berry Petroleum Co. LLC, Senior Notes	7.000%	2/15/26	$1,400,000	$1,423,828	(a)
Energy Transfer LP, Junior Subordinated Notes (7.125% to 5/15/30 then 5 year Treasury Constant Maturity Rate + 5.306%)	7.125%	5/15/30	14,842,000	15,361,470	(c)(d)
EQM Midstream Partners LP, Senior Notes	6.500%	7/15/48	3,000,000	3,216,375
Plains All American Pipeline LP, Junior Subordinated Notes (6.125% to 11/15/22 then 3 mo. USD LIBOR + 4.110%)	6.125%	11/15/22	3,000,000	2,657,100	(c)(d)
Transportadora de Gas del Sur SA, Senior Notes	6.750%	5/2/25	1,250,000	1,173,450	(a)
Total Energy				23,832,223
Financials — 2.7%
Consumer Finance — 1.7%
Midcap Financial Issuer Trust, Senior Notes	5.625%	1/15/30	7,500,000	7,538,325	(a)
Navient Corp., Senior Notes	5.625%	8/1/33	10,000,000	9,680,450
Total Consumer Finance				17,218,775
Diversified Financial Services — 1.0%
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	2,500,000	2,515,688	(a)(b)
Huarong Finance 2019 Co. Ltd., Senior Notes	2.500%	2/24/23	2,520,000	1,947,443	(e)
LD Holdings Group LLC, Senior Notes	6.125%	4/1/28	5,400,000	5,409,288	(a)
Total Diversified Financial Services				9,872,419
Total Financials				27,091,194
Health Care — 2.8%
Health Care Providers & Services — 2.0%
CHS/Community Health Systems Inc., Senior Notes	6.875%	4/1/28	20,000,000	19,811,500
Pharmaceuticals — 0.8%
Bausch Health Cos. Inc., Senior Notes	7.250%	5/30/29	8,375,000	8,581,904	(a)
Total Health Care				28,393,404
Industrials — 2.0%
Building Products — 0.1%
CP Atlas Buyer Inc., Senior Notes	7.000%	12/1/28	1,127,000	1,171,066	(a)
Commercial Services & Supplies — 1.0%
CoreCivic Inc., Senior Notes	8.250%	4/15/26	9,546,000	9,917,816

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2021 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Diversified Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Machinery — 0.9%
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	$9,100,000	$9,291,646
Total Industrials				20,380,528
Information Technology — 1.6%
Software — 1.6%
Blackboard Inc., Secured Notes	10.375%	11/15/24	10,000,000	10,618,750	(a)
Uniquify Inc., Senior Secured Notes	6.000%	6/15/24	5,000,000	5,022,112	(a)
Total Information Technology				15,640,862
Materials — 0.3%
Containers & Packaging — 0.3%
ARD Finance SA, Senior Secured Notes (6.500% Cash or 7.250% PIK)	6.500%	6/30/27	2,500,000	2,630,200	(a)(b)
Real Estate — 1.4%
Equity Real Estate Investment Trusts (REITs) — 0.9%
GEO Group Inc., Senior Notes	5.875%	10/15/24	5,000,000	4,492,350
GEO Group Inc., Senior Notes	6.000%	4/15/26	6,048,000	4,906,440
Total Equity Real Estate Investment Trusts (REITs)				9,398,790
Real Estate Management & Development — 0.5%
Yuzhou Group Holdings Co. Ltd., Senior Secured Notes	6.000%	10/25/23	5,600,000	4,928,493	(e)
Total Real Estate				14,327,283
Utilities — 0.7%
Electric Utilities — 0.7%
Talen Energy Supply LLC, Senior Secured Notes	6.625%	1/15/28	7,000,000	6,421,100	(a)
Total Corporate Bonds & Notes (Cost — $214,975,386)				214,849,703
Senior Loans — 11.9%
Consumer Discretionary — 2.6%
Auto Components — 0.4%
Autokiniton US Holdings Inc., Closing Date Term Loan B	—	4/6/28	1,995,000	2,012,041	(f)
First Brands Group LLC, 2021 First Lien Term Loan	—	3/30/27	2,000,000	2,026,250	(f)
Total Auto Components				4,038,291
Diversified Consumer Services — 0.5%
Adtalem Global Education Inc., First Lien Term Loan B	—	2/14/28	5,000,000	5,001,250	(f)
Hotels, Restaurants & Leisure — 0.5%
Playa Resorts Holding BV, Initial Term Loan	—	4/29/24	4,861,864	4,682,582	(f)

See Notes to Financial Statements.

4	Western Asset Diversified Income Fund 2021 Semi-Annual Report

Western Asset Diversified Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Multiline Retail — 0.4%
Franchise Group Inc., First Lien Initial Term Loan	—	3/10/26	$4,077,225	$4,092,515	(f)
Specialty Retail — 0.8%
Empire Today LLC, Closing Date Term Loan	—	4/3/28	2,500,000	2,512,500	(f)
Michaels Cos. Inc., Term Loan B	—	4/15/28	3,000,000	3,016,251	(f)
RVR Dealership Holdings LLC, Term Loan	—	2/8/28	2,992,500	2,999,048	(f)
Total Specialty Retail				8,527,799
Total Consumer Discretionary				26,342,437
Financials — 0.5%
Insurance — 0.5%
Asurion LLC, Second Lien Term Loan B3	—	1/31/28	5,000,000	5,047,500	(f)
Health Care — 1.9%
Health Care Providers & Services — 1.9%
Cano Health LLC, Initial Term Loan	—	11/23/27	6,982,500	7,004,321	(f)
Medical Solutions Holdings Inc., First Lien Closing Date Term Loan	—	6/14/24	1,994,924	2,003,027	(f)
One Call Corp., First Lien Term Loan B	—	4/22/27	7,000,000	7,087,500	(f)(g)
U.S. Renal Care Inc., First Lien Term Loan B	—	6/26/26	2,992,386	3,009,218	(f)
Total Health Care				19,104,066
Industrials — 4.6%
Airlines — 1.3%
American Airlines Inc., Initial Term Loan	—	4/20/28	5,000,000	5,218,750	(f)
Mileage Plus Holdings LLC, Initial Term Loan	—	6/21/27	7,000,000	7,481,796	(f)
Total Airlines				12,700,546
Commercial Services & Supplies — 2.3%
Amentum Government Services Holdings LLC, First Lien Term Loan	—	1/29/27	4,987,500	5,046,727	(f)
Garda World Security Corp., Term Loan B2	—	10/30/26	3,000,000	3,017,412	(f)
LTR Intermediate Holdings Inc., Initial Term Loan	—	5/5/28	5,000,000	4,977,085	(f)
Monitronics International Inc., Term Loan	—	3/29/24	6,982,234	6,813,494	(f)
PAE Inc., First Lien Initial Term Loan	—	10/19/27	3,491,228	3,501,265	(f)
Total Commercial Services & Supplies				23,355,983
Construction & Engineering — 0.5%
Ventia Finco Pty Ltd., 2019 Refinancing Term Loan B	—	5/21/26	4,361,096	4,379,269	(f)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2021 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Diversified Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Transportation Infrastructure — 0.5%
GlobalTranz Enterprises LLC, First Lien Initial Term Loan	—	5/15/26	$4,987,277	$4,970,131	(f)
Total Industrials				45,405,929
Information Technology — 2.3%
IT Services — 1.0%
RSA Security Inc., First Lien Delayed Draw Term Loan	—	4/27/28	1,969,100	1,970,331	(f)
RSA Security Inc., First Lien Initial Term Loan	—	4/27/28	5,030,900	5,034,044	(f)
RSA Security Inc., Second Lien Delayed Draw Term Loan	—	4/27/29	1,111,556	1,094,882	(f)
RSA Security Inc., Second Lien Initial Loan	—	4/16/29	1,938,444	1,909,368	(f)
Total IT Services				10,008,625
Software — 1.3%
DCert Buyer Inc., Second Lien Initial Loan	—	2/19/29	500,000	505,250	(f)
Magenta Buyer LLC, First Lien Term Loan	—	5/3/28	5,000,000	5,005,355	(f)
Magenta Buyer LLC, First Lien Term Loan	—	5/3/28	2,000,000	1,985,000	(f)(g)
Symplr Software Inc., First Lien Term Loan	—	12/22/27	5,000,000	5,011,250	(f)
Total Software				12,506,855
Total Information Technology				22,515,480
Total Senior Loans (Cost — $118,621,295)				118,415,412
Asset-Backed Securities — 4.9%
Ballyrock CLO Ltd., 2016-1A ER (3 mo. USD LIBOR + 6.950%)	7.134%	10/15/28	6,300,000	6,299,748	(c)
Barings CLO Ltd., 2020-4A E (3 mo. USD LIBOR + 5.680%)	5.904%	1/20/32	1,090,000	1,071,356	(a)(c)
Cayuga Park CLO Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.000%)	6.191%	7/17/34	1,250,000	1,250,625	(c)(h)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	3.086%	8/9/24	2,075,800	2,002,686	(a)(c)
Credit Suisse European Mortgage Capital Ltd., 2020-1OTF A	3.114%	8/9/24	1,140,603	1,088,820	(a)(g)(i)
Greywolf CLO V Ltd., 2015-1A DR (3 mo. USD LIBOR + 5.850%)	6.026%	1/27/31	6,250,000	6,093,562	(c)
Greywolf CLO VI Ltd., 2018-1A D (3 mo. USD LIBOR + 5.750%)	5.926%	4/26/31	3,000,000	2,969,337	(c)
KAYNE CLO I Ltd., 2018-1A E (3 mo. USD LIBOR + 5.620%)	5.804%	7/15/31	3,000,000	2,962,137	(c)
MACH 1 Cayman Ltd., 2019-1 B	4.335%	10/15/39	868,376	843,054

See Notes to Financial Statements.

6	Western Asset Diversified Income Fund 2021 Semi-Annual Report

Western Asset Diversified Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Park Avenue Institutional Advisers CLO Ltd., 2019-1A D (3 mo. USD LIBOR + 6.850%)	7.006%	5/15/32	$5,000,000	$4,939,380	(c)
Sound Point CLO XXVI Ltd., 2020-1A ER (3 mo. USD LIBOR + 6.860%)	7.051%	7/20/34	3,700,000	3,663,000	(c)(h)
Symphony CLO XVIII Ltd., 2016-18A ER (3 mo. USD LIBOR + 7.070%)	7.261%	7/23/33	3,000,000	2,970,000	(c)
Symphony CLO XXI Ltd., 2019-21A ER (3 mo. USD LIBOR + 6.600%)	6.726%	7/15/32	2,800,000	2,800,000	(c)(h)
Venture 43 CLO Ltd., 2021-43A D (3 mo. USD LIBOR + 3.470%)	3.611%	4/15/34	4,000,000	3,999,844	(c)
Voya CLO Ltd., 2018-2A E (3 mo. USD LIBOR + 5.250%)	5.434%	7/15/31	6,750,000	6,428,983	(c)
Total Asset-Backed Securities (Cost — $49,469,005)				49,382,532
Collateralized Mortgage Obligations (j) —4.6%
BX Commercial Mortgage Trust, 2020-VIVA D	3.667%	3/11/44	3,400,000	3,518,979	(a)(c)
BX Trust, 2018-GW G (1 mo. USD LIBOR + 2.920%)	2.993%	5/15/35	5,345,000	5,343,736	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA2 B2 (1 mo. USD LIBOR + 4.800%)	4.892%	2/25/50	3,750,000	3,735,715	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA1 B2 (30 Day Average SOFR + 4.750%)	4.768%	1/25/51	5,500,000	5,666,108	(c)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 B2 (30 Day Average SOFR + 6.250%)	6.268%	10/25/33	5,000,000	5,790,168	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-SPI2 B	3.815%	5/25/48	7,794,705	7,554,713	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 B2 (30 Day Average SOFR + 6.000%)	6.018%	8/25/33	3,000,000	3,385,194	(c)
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1B1 (1 mo. USD LIBOR + 3.400%)	3.492%	10/25/39	500,000	505,560	(a)(c)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2021 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2021

Western Asset Diversified Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (j) — continued
Great Wolf Trust, 2019-WOLF E (1 mo. USD LIBOR + 2.732%)	2.805%	12/15/36	$3,943,000	$3,879,374	(c)
Multifamily CAS Trust, 2020-1 CE (1 mo. USD LIBOR + 7.500%)	7.592%	3/25/50	2,500,000	2,766,594	(a)(c)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2018-3 BX	0.141%	8/25/57	9,646,324	4,263,434	(a)(c)
Total Collateralized Mortgage Obligations (Cost — $45,908,587)				46,409,575

			Shares
Convertible Preferred Stocks — 1.7%
Energy — 1.7%
Oil, Gas & Consumable Fuels — 1.7%
MPLX LP (Cost — $17,675,469)	8.462%		501,254	16,666,695	(g)(h)(i)

		Maturity Date	Face Amount
Convertible Bonds & Notes — 0.2%
Communication Services — 0.2%
Media — 0.2%
Liberty Interactive LLC, Senior Notes (Cost — $1,540,000)	4.000%	11/15/29	2,000,000	1,540,000
Total Investments before Short-Term Investments (Cost — $448,189,742)				447,263,917

			Shares
Short-Term Investments — 88.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $880,394,032)	0.010%		880,394,032	880,394,032	(k)
Total Investments — 132.9% (Cost — $1,328,583,774)				1,327,657,949
Liabilities in Excess of Other Assets — (32.9)%				(328,683,192)
Total Net Assets — 100.0%				$998,974,757

See Notes to Financial Statements.

8	Western Asset Diversified Income Fund 2021 Semi-Annual Report

Western Asset Diversified Income Fund

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(c)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(f)	All or a portion of this loan is unfunded as of June 30, 2021. The interest rate for fully unfunded term loans is to be determined.

(g)	Security is valued using significant unobservable inputs (Note 1).

(h)	Securities traded on a when-issued or delayed delivery basis.

(i)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(j)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(k)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At June 30, 2021, the total market value of investments in Affiliated Companies was $880,394,032 and the cost was $880,394,032 (Note 7).

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

CLO	— Collateralized Loan Obligation

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

REMIC	— Real Estate Mortgage Investment Conduit

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At June 30, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	24	9/21	$3,839,958	$3,858,000	$(18,042)

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2021 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

June 30, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $448,189,742)	$447,263,917
Investments in affiliated securities, at value (Cost — $880,394,032)	880,394,032
Cash	33,974,868
Interest receivable	3,774,528
Deposits with brokers for open futures contracts	185,003
Total Assets	1,365,592,348

Liabilities:
Payable for securities purchased	366,399,386
Investment management fee payable	180,804
Payable to broker — net variation margin on open futures contracts	15,750
Trustees’ fees payable	2,932
Accrued expenses	18,719
Total Liabilities	366,617,591
Total Net Assets	$998,974,757

Net Assets:
Par value ($0.001 par value; 50,005,000 shares issued and outstanding; Unlimited shares authorized)	$50,005
Paid-in capital in excess of par value	1,000,049,995
Total distributable earnings (loss)	(1,125,243)
Total Net Assets	$998,974,757

Shares Outstanding	50,005,000

Net Asset Value	$19.98

See Notes to Financial Statements.

10	Western Asset Diversified Income Fund 2021 Semi-Annual Report

Statement of operations (unaudited)

For the Period Ended June 30, 2021†

Investment Income:
Interest from unaffiliated investments	$22,570
Interest from affiliated investments	508
Total Investment Income	23,078

Expenses:
Investment management fee (Note 2)	180,804
Legal fees	7,263
Trustees’ fees	4,932
Commitment fees (Note 5)	4,722
Audit and tax fees	2,621
Transfer agent fees	2,226
Fund accounting fees	1,227
Shareholder reports	474
Custody fees	107
Miscellaneous expenses	78
Total Expenses	204,454
Net Investment Loss	(181,376)

Realized and Unrealized Loss on Investments and Futures Contracts (Notes 1, 3 and 4):
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(925,825)
Futures contracts	(18,042)
Change in Net Unrealized Appreciation (Depreciation)	(943,867)
Net Loss on Investments and Futures Contracts	(943,867)
Decrease in Net Assets From Operations	$(1,125,243)

†	For the period June 25, 2021 (commencement of operations) to June 30, 2021.

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2021 Semi-Annual Report	11

Statement of changes in net assets

For the Period Ended June 30, 2021 (unaudited)†	2021

Operations:
Net investment loss	$(181,376)
Change in net unrealized appreciation (depreciation)	(943,867)
Decrease in Net Assets From Operations	(1,125,243)

Fund Share Transactions:
Net proceeds from sale of shares (50,000,000 shares issued)	1,000,000,000
Increase in Net Assets From Fund Share Transactions	1,000,000,000
Increase in Net Assets	998,874,757

Net Assets:
Beginning of period*	100,000
End of period	$998,974,757

†	For the period June 25, 2021 (commencement of operations) to June 30, 2021.

*	5,000 shares issued and outstanding (5,000 shares were issued to Franklin Resources, Inc. as of April 9, 2021).

See Notes to Financial Statements.

12	Western Asset Diversified Income Fund 2021 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
2021[1,2]

Net asset value, beginning of period	$20.00

Income (loss) from operations:
Net investment loss	(0.00) [3]
Net unrealized loss	(0.02)
Total loss from operations	(0.02)

Net asset value, end of period	$19.98

Market price, end of period	$20.01
Total return, based on NAV[4]	(0.10)%
Total return, based on Market Price[5]	0.05%

Net assets, end of period (millions)	$999

Ratios to average net assets:
Gross expenses[6]	1.24%
Net expenses[6,7]	1.24
Net investment loss[6]	(1.10)

Portfolio turnover rate	0%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 25, 2021 (commencement of operations) to June 30, 2021 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

Western Asset Diversified Income Fund 2021 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Diversified Income Fund (the “Fund”) was organized in Maryland on July 27, 2020 and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Trustees has authorized the issuance of an unlimited amount of common shares of beneficial interest, $0.001 par value per share (the “Common Shares”). The Fund’s primary investment objective is to seek high current income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, across fixed income sectors and securities in seeking to deliver a well-diversified portfolio. The Fund expects to dissolve on or about June 24, 2033 (the “Dissolution Date”); provided that the Board of Trustees may, without shareholder approval, extend the Dissolution Date for up to two years. As of a date within the 6-18 months preceding the Dissolution Date, the Board of Trustees may cause the Fund to conduct a tender offer to all shareholders to purchase 100% of the then outstanding Common Shares of the Fund at a price equal to the NAV per Common Share on the expiration date of the tender offer (the “Eligible Tender Offer”). The Board of Trustees has established that the Fund must have at least $200 million of aggregate net assets immediately following the completion of an Eligible Tender Offer to ensure the continued viability of the Fund (the “Dissolution Threshold”). In an Eligible Tender Offer, the Fund will offer to purchase all Common Shares held by each Common Shareholder; provided that if the payment for properly tendered Common Shares would result in the Fund having aggregate net assets below the Dissolution Threshold, the Eligible Tender Offer will be canceled, no Common Shares will be repurchased and the Fund will dissolve as scheduled. If an Eligible Tender Offer is conducted and the payment for properly tendered Common Shares would result in the Fund having aggregate net assets greater than or equal to the Dissolution Threshold, all Common Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the Dissolution Date without shareholder approval and provide for the Fund’s perpetual existence. Upon its dissolution, it is anticipated that the Fund will have distributed substantially all of its net asset to shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

14	Western Asset Diversified Income Fund 2021 Semi-Annual Report

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of

Western Asset Diversified Income Fund 2021 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

16	Western Asset Diversified Income Fund 2021 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$214,849,703	—	$214,849,703
Senior Loans:
Health Care	—	12,016,566	$7,087,500	19,104,066
Information Technology	—	20,530,480	1,985,000	22,515,480
Other Senior Loans	—	76,795,866	—	76,795,866
Asset-Backed Securities	—	48,293,712	1,088,820	49,382,532
Collateralized Mortgage Obligations	—	46,409,575	—	46,409,575
Convertible Preferred Stocks	—	—	16,666,695	16,666,695
Convertible Bonds & Notes	—	1,540,000	—	1,540,000
Total Long-Term Investments	—	420,435,902	26,828,015	447,263,917
Short-Term Investments†	$880,394,032	—	—	880,394,032
Total Investments	$880,394,032	$420,435,902	$26,828,015	$1,327,657,949

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$18,042	—	—	$18,042

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of June 25, 2021 (commencement of operations)	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Senior Loans:
Health Care	—	—	—	—	$7,087,500
Information Technology	—	—	—	$(5,000)	1,990,000
Asset-Backed Securities	—	$127	—	(11,989)	1,100,682

Western Asset Diversified Income Fund 2021 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

Investments in Securities	Balance as of June 25, 2021 (commencement of operations)	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Convertible Preferred Stocks:
Energy	—	$—	—	$(1,008,775)	$17,675,470
Total	—	$127	—	$(1,025,764)	$27,853,652

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2021	Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2021[1]
Senior Loans:
Health Care	—	—	—	$7,087,500	—
Information
Technology	—	—	—	1,985,000	$(5,000)
Asset-Backed Securities	—	—	—	1,088,820	(11,989)
Convertible Preferred Stocks:
Energy	—	—	—	16,666,695	(1,008,775)
Total	—	—	—	$26,828,015	$(1,025,764)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

18	Western Asset Diversified Income Fund 2021 Semi-Annual Report

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At June 30, 2021, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate

Western Asset Diversified Income Fund 2021 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(g) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(h) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over

20	Western Asset Diversified Income Fund 2021 Semi-Annual Report

a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of June 30, 2021, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. The actual source of the Fund’s monthly distributions may be from net investment income, realized capital gains, return of capital or a combination of both. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Western Asset Diversified Income Fund 2021 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

(k) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Limited (“Western Asset London”) are the Fund’s sub-subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.10% of the Fund’s average daily managed assets, which are the net assets of the Fund plus the principal amount of any borrowings or preferred shares that may be outstanding, reverse repurchase agreements, dollar rolls or similar transactions.

The manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Singapore, Western Asset Japan and Western Asset London provide certain subadvisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency instruments. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

22	Western Asset Diversified Income Fund 2021 Semi-Annual Report

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Trustee of the Fund are employees of Franklin Resources or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period ended June 30, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$419,233,432	$28,955,760
Sales	—	—

At June 30, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$1,328,583,774	$830,332	$(1,756,157)	$(925,825)
Futures contracts	—	—	(18,042)	(18,042)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2021.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$18,042

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

Western Asset Diversified Income Fund 2021 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended June 30, 2021. The table provides additional information about the change in unrealized appreciation/ depreciation resulting from the Fund’s derivative and hedging activities during the period.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(18,042)

During the period ended June 30, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$3,858,000

5. Loan

The Fund has a revolving credit agreement with Societe Generale (“Credit Agreement”) that allows the Fund to borrow up to an aggregate amount of $340,000,000. The Credit Agreement renews daily for a 150-day term unless notice to the contrary is given to the Fund and it has a scheduled maturity date of June 30, 2023. The Fund pays a commitment fee on the unutilized portion of the loan commitment amount at an annual rate of 0.50%, except that the commitment fee is 0.25% in the event that the aggregate outstanding principal balance of the loan, plus the outstanding aggregate purchase price under all reverse repurchase agreements between the Fund and Societe Generale, is greater than 80% of the loan commitment amount. The interest on the loan is calculated at a variable rate based on the LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to Societe Generale, to the extent of the borrowing outstanding and any additional expenses. The Fund’s Credit Agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the Credit Agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. For the period ended June 30, 2021, the Fund incurred commitment fees in the amount of $4,722. The Fund did not utilize the loan during the period ended June 30, 2021.

6. Distributions subsequent to June 30, 2021

The following distribution has been declared by the Fund’s Board of Trustees and is payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
8/24/2021	9/1/2021	$0.1170

24	Western Asset Diversified Income Fund 2021 Semi-Annual Report

7. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended June 30, 2021. The following transactions were effected in such company for the period ended June 30, 2021.

	Affiliate Value at June 25, 2021 (commencement of operations)	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$973,116,044	973,116,044	$92,722,012	92,722,012

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at June 30, 2021
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$508	—	$880,394,032

8. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

9. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

Western Asset Diversified Income Fund 2021 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

10. Subsequent event

On July 29, 2021, the Fund’s Board of Trustees authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the Fund’s shares are trading at a discount to net asset value. The Board of Trustees has directed management of the Fund to repurchase common shares at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. The Fund’s repurchase activity will be disclosed in its stockholder report for the relevant fiscal period.

26	Western Asset Diversified Income Fund 2021 Semi-Annual Report

Board approval of management and

subadvisory agreements (unaudited)

Background

Under the Investment Company Act of 1940, as amended (the “1940 Act”), an investment management agreement between a closed-end fund and its investment adviser must be approved by the fund’s board of trustees or its shareholders, and by a vote of a majority of those trustees who are not “interested persons” of the fund as defined in the 1940 Act (the “Independent Trustees”) cast in-person at a meeting called for the purpose of such approval.1

Consistent with these requirements, the Board of Trustees (the “Board”) of Western Asset Diversified Income Fund (the “New Fund”), including a majority of the Independent Trustees, met on November 8-9, 2020, to consider a proposal to approve the investment management agreement (the “Management Agreement”) with the New Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Ltd in Japan (“Western Asset Japan,” and with Western Asset, Western Asset London and Western Asset Singapore, collectively, the “Sub-Advisers”).

Prior to voting on the proposal, the Independent Trustees, as well as the Trustees who are “interested persons” of the New Fund and/or Manager, reviewed information furnished by the Manager, Sub-Advisers, and others reasonably necessary to permit the Board to evaluate the proposal fully. The Independent Trustees were separately represented by counsel that is independent (“Independent Counsel”) of the Manager and Sub-Advisers in connection with their approval of the Management Agreement and Sub-Advisory Agreements. The Independent Trustees reviewed the proposed Management Agreement and Sub-Advisory Agreements with respect to the New Fund in private sessions with Independent Counsel at which no representatives of management were present. The Independent Trustees considered the information provided with respect to the Manager, Sub-Advisers, and other service providers of the Fund at meetings of the Board held on August 12-13, 2020 and on November 9-10, 2020.

[1]

On March 25, 2020 and June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission (the “SEC”) issued exemptive orders (the “Orders”) pursuant to Sections 6(c) and 38(a) of the 1940 Act, that temporarily exempt registered investment management companies from the in person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Orders are ratified at the next in-person meeting. The Board of Trustees of Western Asset Diversified Income Fund determined that reliance on the Orders was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the November 9-10, 2020 meeting was held by videoconference in reliance on the Orders.

Western Asset Diversified Income Fund	27

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board noted that the Manager will also provide the New Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together will provide the New Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions to be rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions to be rendered by the Sub-Advisers.

Board Approval of Management Agreement and Sub-Advisory Agreements

In its deliberations regarding the approval of each of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Trustees, considered various factors, including those described below.

Nature, Extent and Quality of the Services to be Provided under the Management Agreement and Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent, and quality of services to be provided to the New Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively. The Board also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Board received and considered other information regarding the administrative and other services to be rendered to the New Fund and its shareholders by the Manager. The Board took into account that the Board receives information at regular meetings throughout the year related to the services rendered by the Manager and the Sub-Advisers in their management of other closed-end funds overseen by the Board in the fund complex and the Manager’s role in coordinating the activities of the Sub-Advisers and the New Fund’s other service providers. The Board’s evaluation of the services to be provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of the other closed-end funds overseen by the Board in the fund complex, including the scope and quality of the investment management and capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board also reviewed information from the Manager and the New Fund’s Chief Compliance Officer regarding the New Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the New Fund’s senior personnel and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the New Fund. The Board noted the experience of the portfolio managers for the New Fund and that the portfolio managers manage certain other funds that the Board oversees. At the November 9-10, 2020 Board meeting, the Board discussed with representatives of the Manager and the Sub-Advisers the portfolio management strategy of the New Fund’s portfolio managers. The Board also considered,

28	Western Asset Diversified Income Fund

based on its knowledge of the Manager and its affiliates, and the Board’s discussions with the Manager and the Sub-Advisers at prior meetings, as well as at the August 12-13, 2020 and November 9-10, 2020 Board meetings, the general reputation and investment performance records of the Manager and the Sub-Advisers and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Franklin Resources, Inc., to support their activities in respect of the New Fund and the other closed-end funds in the fund complex overseen by the Board.

The Board considered the division of responsibilities between the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services to be provided to the New Fund by the Sub-Advisers and other fund service providers and Western Asset’s coordination and oversight of the services to be provided to the New Fund by Western Asset London, Western Asset Singapore and Western Asset Japan. The Board also considered the brokerage policies and practices of the Manager and the Sub-Advisers, the standards applied in seeking best execution, the policies and practices of the Manager and the Sub-Advisers regarding soft dollars, the use of a broker affiliated with the Manager or the Sub-Advisers, and the existence of quality controls applicable to brokerage allocation procedures.

In reaching its determinations regarding the approval of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund stockholders, in pursuing their investment goals and objectives, are likely to purchase their shares of the New Fund based upon the reputation and the investment style, philosophy and strategy of the Manager and the Sub-Advisers, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services expected to be provided to the New Fund under the Management Agreement and the Sub-Advisory Agreements are expected to be satisfactory under the circumstances.

Fund Performance

As a newly organized fund, the Board noted that the New Fund had no historical performance information available at the time of November 9-10, 2020 meeting for the Board to consider in its evaluation of the terms and conditions of the Management Agreement and the Sub-Advisory Agreements. The Board reviewed the investment objectives and policies of the New Fund with the Manager and the Sub-Advisers and the qualifications, backgrounds and responsibilities of the senior personnel of the New Fund and the portfolio management team who would be primarily responsible for the day-to-day portfolio management of the New Fund’s assets. The Board members discussed with representatives of the Manager and the Sub-Advisers the experience and capabilities of the Sub-Advisers in the management of funds and investment vehicles comparable to the New Fund, as applicable, and also discussed the Sub-Advisers’ compliance capabilities.

Western Asset Diversified Income Fund	29

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager under the Management Agreement and by the Sub-Advisers under the respective Sub-Advisory Agreements.

Management and Sub-Advisory Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the New Fund, will pay the subadvisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers would not increase the fees and expenses to be incurred by the New Fund. The Board also noted that the Manager will provide the New Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the New Fund by other fund service providers, including the Sub-Advisers.

The Board received an analysis of the management fee to be paid by the New Fund to the Manager. The Board received and considered information prepared by management comparing the New Fund’s Contractual Management Fee with those of a comparable group of closed-end funds and considered the Manager’s belief that the New Fund’s proposed Contractual Management Fee is competitive and reasonable in light of the nature, quality and extent of services that will be provided to the New Fund. The Board then considered information and took into account management’s discussion that the information showed that the Fund’s Contractual Management Fee was competitive with the management fees paid by such other comparable closed-end funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in view of the nature, extent and overall quality of the management, investment advisory and other services expected to be provided by the Manager and the Sub-Advisers to the New Fund under the Management Agreement and the Sub-Advisory Agreements, respectively.

Manager Profitability

As a newly-organized fund, the Board noted that the New Fund had no historical profitability information available for the Board to consider at the time of the November 9-10, 2020 Board meeting. The Board compared the estimated revenue to be received under the Management Agreement to the revenue generated by the Manager from other funds with similar fee structures and considered that the relationship with the New Fund would

30	Western Asset Diversified Income Fund

likely become profitable for the Manager over the course of time. The Board considered that management agreed to pay all organizational expenses of the New Fund and all offering costs associated with the initial public offering and that the New Fund is not obligated to repay any such organizational expenses or offering costs paid by management. The profitability to the Sub-Advisers was not considered to be a material factor in the Board’s consideration since such fees are paid by the Manager, and not by the New Fund. Under the circumstances, the Board concluded that the profitability to the Manager was not expected to be excessive.

Economies of Scale

The Board considered the extent to which the Manager may realize economies of scale if the New Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the New Fund’s investment portfolio, rather than sales of additional shares in the New Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under the circumstances.

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the New Fund, including the opportunity to offer additional products and services to the New Fund’s shareholders and the fact that the existence of the New Fund may tend to enhance the other products and services sponsored by the Manager and the Sub-Advisers. In view of the expected costs of providing investment management and other services to the New Fund and the Manager’s commitment to the New Fund, any ancillary benefits that the Manager and its affiliates may expected to receive were not considered excessive.

*  *  *  *  *  *

In view of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that approval of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the New Fund and its stockholders and unanimously voted to approve the Management Agreement and Sub-Advisory Agreements for an initial two-year period. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors.

Western Asset Diversified Income Fund	31

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to the November 9-10, 2020 Board meeting, the Independent Trustees received a memorandum prepared by Independent Counsel discussing its responsibilities in connection with its consideration of the approval of the Management Agreement and the Sub-Advisory Agreements. Prior to voting, the Independent Trustees also discussed the proposed approval of the Management Agreement and the Sub-Advisory Agreements in private sessions with Independent Counsel at which no representatives of the Manager or any Sub-Adviser were present.

32	Western Asset Diversified Income Fund

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company, N.A., as agent for the shareholders (the “Plan Agent”), in additional Common Shares under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your Common Shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of Common Shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Registered shareholders whose shares are registered in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares (plus $0.03 per share processing fee which includes any brokerage commission the Plan Agent is required to pay) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the payment date, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Shares on the payment date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares (plus $0.03 per share processing fee) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the shareholders; except when necessary to comply with

Western Asset Diversified Income Fund	33

Dividend reinvestment plan (unaudited) (cont’d)

applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share processing fee) rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund will issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent through the Internet at www.computershare.com/investor, in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct per share processing fees actually incurred from the proceeds (currently $0.05 per share, which includes any brokerage commission the Plan Agent is required to pay). There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay per share processing fees (currently $0.03 per share) incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Trustees, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Shares in your account less any applicable fees.

34	Western Asset Diversified Income Fund

You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Shares on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent through the Internet at www.computershare.com/investor, in writing at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset Diversified Income Fund	35

Western Asset

Diversified Income Fund

Trustees

Robert D. Agdern*

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

George P. Hoyt

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

Western Asset Diversified Income Fund

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

900 G Street NW

Washington, DC 20001

New York Stock Exchange Symbol

WDI

*	Effective August 16, 2021, Mr. Agdern became a Trustee.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr.,Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Diversified Income Fund

Western Asset Diversified Income Fund

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Diversified Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WASX647409 8/21 SR21-4231

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not	applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable. Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto. Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Diversified Income Fund

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 23, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 23, 2021